UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018 (June 30, 2018)

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 777-2673

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2018, CoreSite One Wilshire, L.L.C. (“CoreSite OW”), a Delaware limited liability company (formerly known as “CRG West One Wilshire, L.L.C.”) and a subsidiary of CoreSite Realty Corporation  (the “Company”), entered into the Seventh Amendment to Lease (the “Seventh Amendment”) with GI TC One Wilshire, LLC (“Landlord”), which further amended the terms of the Lease, dated as of August 1, 2007, between Hines REIT One Wilshire L.P. (“Hines”), as landlord, and CoreSite OW, as tenant (such Lease, together with the Seventh Amendment and all prior amendments thereto being referred to herein, collectively, as the “Lease”).  The Lease relates to the Company’s continuing real estate operations (the “CoreSite Premises”) at 624 S. Grand Avenue, Los Angeles, California.

In the Seventh Amendment, CoreSite OW and Landlord (i) expanded the CoreSite Premises to include a portion of the 15th floor containing approximately 17,238 rentable square feet (the “Suite 1500 Premises”), increasing to 176,685 the aggregate amount of rentable square feet of the CoreSite Premises, (ii) extended the term of the Lease from July 31, 2022 to July 31, 2029 (with a continuing option for CoreSite OW to so extend with respect to all of the CoreSite Premises), and (iii) modified various other terms and provisions of the Lease.

The rent paid by CoreSite OW with respect to 159,447 rentable square feet of the CoreSite Premises under the Lease remains unchanged, subject to 3% annual increases through the extended term and any further extension periods.  The rent with respect to the Suite 1500 Premises is payable in the amount of $150,000 per month for the first year, subject to 3% annual increases through the extended term and any further extension periods.  CoreSite OW holds options to extend the term with respect to the CoreSite Premises through July 31, 2044.

The summary set forth above is qualified in its entirety by reference to the Seventh Amendment to Lease, dated as of June 30, 2018, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description of Exhibit

10.1	Seventh Amendment to Lease, dated as of June 30, 2018, between GI TC One Wilshire, LLC and CoreSite One Wilshire, L.L.C. (formerly known as “CRG West One Wilshire, L.L.C.”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2018

CoreSite Realty Corporation

By:	/s/ Jeffrey S. Finnin
Name: Jeffrey S. Finnin Title: Chief Financial Officer